UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2017

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on September 14, 2017, Autoliv, Inc. (the “Company”) is hosting its Capital Markets Day event in Frankfurt, Germany. The Company published today certain financial and other information that will be presented by members of the Company’s management at the event. A copy of the press release regarding the Capital Markets Day event is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Materials for each of the presentations at the event will be available on the Company’s website at www.autoliv.com, and an audio replay of the webcast and a transcript will be available on the Company’s website shortly after the conclusion of the event and will remain available for a period of one year.

On September 14, 2017, the Company also announced that its Board of Directors has instructed management to conduct a strategic review of its operating structure with the intent to create separate companies of its current business segments, Passive Safety and Electronics. The intent is to create two publicly traded companies capable of addressing two distinct, growing markets with leading product offerings and thereby create additional value for shareholders, customers and other stakeholders as compared to the current, combined structure of the Company. The strategic review process will evaluate this and other options. Although the strategic review has been initiated there is no guarantee that the review will result in any transaction, including a separation or listing of the businesses. A copy of the press release regarding the announcement of the strategic review is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated September 14, 2017 (Capital Markets Day).

99.2	Press Release of Autoliv, Inc. dated September 14, 2017 (Strategic Review).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Group Vice President for Legal Affairs,
General Counsel and Secretary

Date: September 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated September 14, 2017 (Capital Markets Day).

99.2	Press Release of Autoliv, Inc. dated September 14, 2017 (Strategic Review).